SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 28, 2004

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.                  EXHIBITS

(c) Exhibits: The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release dated July 28, 2004, entitled “Inverness Medical Innovations Announces Second Quarter 2004 Results”

ITEM 12.               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2004, Inverness Medical Innovations, Inc. issued a press release entitled “Inverness Medical Innovations Announces Second Quarter 2004 Results,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Christopher J. Lindop Chief Financial Officer

Dated: July 28, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 28, 2004, entitled “Inverness Medical Innovations Announces Second Quarter 2004 Results”